Nasdaq: CNFR Fulfilling the Unique Needs of Specialty Insurance Markets as a Long-Term Partner Q4 2022 Investor Conference Call March 9, 2023

Safe Harbor Statement This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K and our earnings press release for the quarter ended December 31, 2022, which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 2

Conifer Holdings, Inc. provides niche market insurance programs through Conifer Insurance Company and White Pine Insurance Company on both an admitted and E&S basis. Program Portfolio Hospitality Liquor Liability Security Guards, Alarm Contractors & Private Investigators Workers’ Compensation Cannabis Specialty Homeowners Conifer’s Infrastructure Conifer Insurance Company Founded in 2009 Licensed & Admitted in 4 States (MI, IL, IN, SD) E&S in 49 States (Exc. NY) White Pine Insurance Company Founded in 2010 Licensed & Admitted in 44 States & DC 3

Q4 2022 Highlights Top Line Growth in Key Verticals GWP Q4 2022: $34.5M +4.6% over Q4 2021 GWP for full year 2022: $138.0 +4.5% over full year 2021 Focus is on expanding profitable core premium within select key verticals Strategic Initiatives Executed Loss Portfolio Transfer agreement provides $20M cover against development on liability claims Balance sheet protection from future impact of legacy reserve drag from 2019 and prior accident years Additional reserve strengthening in Q4 2022 positions Conifer for future profitability Book Value of $1.55 per share Shareholders’ equity of $18.9M Does not include $21.7M of DTA ($1.77 per share) Total adjusted book value of $3.32 as of quarter ended December 31, 2022 Strategic Initiatives Continue to Drive Growth 4

Investment Thesis Focused Expertise in Niche Specialty Insurance Markets Operating Strategy 2 Attractive Entry Point Valuation Based on Operating Trajectory 3 1 5

Our Lines Of Business Commercial Personal 6 Gross Written Premium for Q4 2022: $34.5 Million, up 4.6% YoY

Example: Restaurants, Bars and Taverns Conifer has had ties to the Hospitality Industry since the late 1980s, providing coverage and peace of mind for proprietors. Experts in Niche Markets Preferred Classes of Business Family Restaurants Bars/Taverns Pizza/Sub Shops Wineries Delis Micro-Breweries and Craft Beer & Wine Shops Bakeries Convenience Stores Brew Pubs Fraternal Organizations Commercial Lines 7

Focus on classes where we have deep underwriting knowledge and experience Partner with retail and select wholesale agencies and retain underwriting authority in-house: Underwriting teams have established strong relationships with retail and wholesale specialists in these lines of business. With agents who specialize in our unique classes, we remain closer to our insureds and underwrite a stronger account / risk profile. A hallmark of our success has always been tight agent relationships that generate high account retention: Commercial retention in the quarter was over 90%. High account retention allows us to selectively grow market share where we see the best pricing and profitability. Leverage ability to write on E&S and admitted paper for rate and form flexibility: Our markets continue firming, and we are seeing rate increases in our specialty markets. Increasing rate, especially Excess & Surplus lines. Maintain low limits as much as possible: vast majority of property TIV is under $1M Also, we are seeing opportunities for additional market share movement in our space Continuing to emphasize specialty business, our premium mix remains firmly dedicated to Commercial Lines with 82.7% Specialty Commercial and 17.3% Personal Lines for Q4 2022. Commercial Lines Focus: Disciplined, Quality Underwriting 8

Underwriting focus narrowing to select key verticals: commercial lines GWP decreased slightly from Q4 2021 Commercial Lines represented roughly 83% of the premium written in Q4 2022 Sustained expansion of premium and market share in key geographies, including home state of Michigan $29.1 $28.6 MILLIONS -1.7% Gross Written Premium Commercial Lines 9 YTD December 31, 2022 Top Five States Gross Written Premium $ in thousands Michigan $ 33,714 28.8% Florida 13,635 11.7% California 12,967 11.1% New York 10,622 9.1% Texas 6,165 5.3% All Other 39,765 34.0% Total $ 116,868 100.0%

Underwriting teams have established strong relationships with retail and wholesale specialists in low value dwelling markets Leverage ability to write on E&S and admitted paper, where possible, for rate and form flexibility Utilize technology to appropriately price our property risks Maintain competitive advantage in ease of use for agency portal and submission/bind process Cloud-based agency portal system with strong data mining and predictive outcome capabilities Maintain rate and underwriting discipline regardless of market cycles 10 Personal Lines Focus: Niche Specialty Homeowners Products

$4.0M $6.0M MILLIONS Gross Written Premium Personal Lines production was approximately 17% of total premium in Q4 2022 Growth in low-value dwelling segment with Oklahoma as largest state +50.2% Personal Lines YTD December 31, 2022 Top Five States Gross Written Premium $ in thousands Oklahoma $ 10,910 51.6% Texas 8,071 38.2% Indiana 1,496 7.1% Illinois 387 1.8% Nevada 105 0.5% All Other 182 0.8% Total $ 21,151 100.0% 11

On 10/14/22, Conifer executed a loss portfolio transfer agreement (LPT) The LPT covers accident years 2019 and prior – for liability only For AY 2019 and prior, net carried reserves at 6/30/22 were $40.8 million The LPT provides $20.0M of development cover for losses that exceed $46.3M. Total vertical limit of $66.3 million all in ($46.3 million + $20 million) This equates to 63% more reserves for the applicable period (AY 2019 and prior) Conifer fully booked through its $5.5 million loss corridor in Q4 2022 Additional Action to Strengthen Reserve Position: Loss Portfolio Transfer Reinsurance Agreement 12

13 Claims Management Sustained Reduction in New Liability Claims 6,388 3,773 New Liability Claims Down 61% from 2019 2,847 2,491 *new claims received as of December 31, 2022; excludes hurricanes and COVID/BI claims

14 Claims Management Open Claim Counts Continue to Decrease As of December 31, 2022, total open claim volume is down 23% from 2019. All Accident Years – Open Claims as of December 31st: 2019 2020 2021 2022 Commercial Auto 263 207 272 247 Commercial Liability 1,636 1,369 1,227 1,176 Commercial Property 122 102 114 121 Homeowners Liability 16 9 14 15 Homeowners Property 168 106 99 115 Liquor Liability 109 93 86 79 Realtors E&O 49 36 39 47 Workers’ Compensation 199 131 165 166 Total 2,562 2,053 2,016 1,966 81% Decrease from YE 2019

Operating Strategy Attractive Entry Point Valuation Based on Operating Trajectory Focused Expertise in Niche Specialty Insurance Markets 2 3 1 Investment Thesis 15

Strategic Initiatives: Progress to Date Focusing on select key verticals in specialty commercial and personal lines Significant Rate Increases Infrastructure in place to handle anticipated organic growth Reducing exposure to underperforming markets and geographies Expense management initiatives delivering results Narrowing focus to select specialty markets and reliable geographic venues Rate contributed significantly to Q4 2022 premium growth Emphasis on achieving appropriate scale Substantial decrease in number of open claims leads to more predictable loss-cost predictions in future periods Expense ratio 37.2% for Q4 2022 16

Full Year 2022 Results Overview Results Reflect Disciplined Growth 17 $132M $138M MILLIONS Gross Written Premium: GWP was $138M for the full year 2022 – up 4.5% Commercial Lines GWP decreased slightly compared to year-end 2021 GWP increased in 2022 for the profitable lines of business in our Small Business group Commercial Lines accident year combined ratio, excluding the impact of Hurricane Ian, was 91.9% for the full year 2022 Personal Lines continued to expand in historically profitable low value dwelling business line Net Earned Premium: NEP was $96.7M for the full year 2022, down slightly from $98.8M in 2021 The decrease was due to the new specific loss reinsurance treaties (effective 12/31/21 and 1/1/22), which include 40% ceding commissions Commercial Lines NEP was $80.8M for the full year 2022, down from $87.8 in the prior year period Personal Lines NEP increased 43.9% to $15.9M for the full year 2022, compared to $11.0M for the same period in 2021 Gross Written Premium

Continued focus on disciplined underwriting in select key verticals within our most profitable specialty lines of business Personal Lines combined ratio was 115.2% for Q4 2022 Personal Lines accident year combined ratio for the quarter, excluding Hurricane Ian, was 108.3% Commercial Lines combined ratio was 148.9% for Q4 2022 This increase was due in large part to the Company’s efforts to strengthen reserves in specific lines of business Since 2018, significant re-underwriting has taken place in our Commercial Lines, eliminating poor performers and geographies 83% of total premiums in Q4 2022 were from core specialty commercial business in historically profitable lines and geographies Continued organic growth is expected to come from select key commercial lines verticals and low-value dwelling programs through 2023 and beyond Q4 2022 Combined Ratio 89.4% 100.8% 18 Accident Year Combined Ratio (excluding impact of Hurricane Ian)

19 Q4 2022 Investment Portfolio Net Investment Income for the 12 months ended 12/31/2022: $3M Highly liquid portfolio of investment grade debt securities Total investment securities of $137.4M at December 31, 2022: Average duration: 3.5 years Average tax-equivalent yield: ~2.3% Average credit quality: AA+ We expect a fair value accretion of ~$3.6M per year Debt Security Portfolio Credit Rating $ in thousands December 31, 2022 Fair Value % of Total AAA $ 44,081 40% AA 39,672 36% A 15,428 14% BBB 11,020 10% Total Debt Securities $ 110,201 100% Debt Security Portfolio Allocation

Operating Strategy 2 Attractive Entry Point Valuation Based on Operating Trajectory 3 Focused Expertise in Niche Specialty Insurance Markets 1 Investment Thesis 20

Balance Sheet Remains Well-Positioned to Support Companies Significant Runway for Additional Growth Opportunities Financial Trends Moving Toward Sustainably Profitable Operations Tech Investments Create a Scalable Platform Why Conifer 21

Aligned and Experienced Management Team Insiders own nearly 70% of outstanding stock James Petcoff Executive Chairman & Co-CEO As Executive Chairman & Co-Chief Executive Officer of Conifer Holdings, Inc., Jim Petcoff is responsible for establishing the overall direction and materializing the strategy of the Company. Mr. Petcoff and Mr. Nicholas Petcoff founded the Company in 2009. He has over 35 years of insurance industry experience, including founding North Pointe Insurance Company in 1986, taking it public in 2005 and facilitating the sale to QBE Holdings Inc. in 2008. Mr. Petcoff has a B.A. from Michigan State University, a M.B.A. from University of Detroit and a J.D. from University of Detroit School of Law. Mr. Petcoff's extensive executive leadership and public company expertise provides irreplaceable direction for the continued growth of the Company. Nicholas Petcoff Director & Co-CEO As Director & Co-Chief Executive Officer of Conifer Holdings, Inc., Nick Petcoff oversees the Company's Underwriting, Reinsurance, Claims and Information Technology operations. Mr. Petcoff is also Director and President of Conifer Insurance Company and President of White Pine Insurance Company, both wholly owned subsidiaries of Conifer Holdings, Inc. He has been with the Company since 2009 and has more than 17 years of experience in the insurance industry. Mr. Petcoff’s distinctive skillset in the areas of Underwriting, Claims and Treaty Reinsurance equips him to direct the Company’s overall strategy, growing the business while enabling the Company to conceptualize and deftly respond to market needs. Brian Roney President As President of Conifer Holdings, Inc., Brian Roney oversees the Company's finance and investor relations functions, as well as general operations. He has been with the Company since 2010 and has over 24 years of experience in the insurance industry. Mr. Roney has a B.A. from the University of Notre Dame and a M.B.A. from the University of Detroit. Mr. Roney has more than 34 years of financial services experience and spent 10 years in the securities industry as a principal with a broker-dealer, where he specialized in public and private offerings and held FINRA (NASD) Series 7, 24 and 63 licenses. Mr. Roney's prior experience with multiple publicly traded insurance companies brings vital public company expertise to the executive leadership team. Harold Meloche Chief Financial Officer & Treasurer As Chief Financial Officer and Treasurer of Conifer Holdings, Inc., Harold Meloche has primary responsibility over accounting and financial reporting. Mr. Meloche has been with the Company since 2013 and has over 28 years of experience in the insurance industry. Mr. Meloche is a registered Certified Public Accountant and his analytical expertise bears considerable value to the Company’s financial leadership team. 22

Contact: Jessica Gulis (248) 559-0840 ir@cnfrh.com Appendix Income Statement Balance Sheet Summary Financial Information Adjusted Operating EPS 23

Net income of $2.1 million, or $0.17 per share, based on 12.2 million average shares outstanding For Q4 2022, adjusted operating loss was $1.3 million, or $0.10 per share Three Months Ended December 31, ($ in thousands, except per share data) 2022 2021 Gross Written Premium $ 34,549 $ 33,037 Net Written Premium 22,252 22,345 Net Earned Premium 23,222 26,188 Net Income (Loss) 2,111 (801) EPS, Basic and Diluted $ 0.17 ($ 0.08) Adjusted Operating Income (Loss) (1,255) (986) Adjusted Operating Income (Loss) per share $ (0.10) $ (0.10) Q4 2022 Income Statement 24

Shareholders’ equity of $18.95 million – book value of $1.55 per share $1.77 per share full valuation allowance against deferred tax assets not reflected in book value Total adjusted book value of $3.32 as of quarter ended December 31, 2022 Summary Balance Sheet $ in thousands December 31, 2022 December 31, 2021 Cash & Invested Assets $ 165,432 $ 192,640 Reinsurance Recoverables 82,651 40,344 Goodwill and Intangible Assets 985 985 Total Assets $ 312,350 $ 290,404 Unpaid Losses and Loss Adjustment Expenses 165,539 139,085 Unearned Premiums 67,887 65,269 Debt 33,876 33,564 Total Liabilities $ 293,400 $ 249,901 Total Shareholders' Equity $ 18,950 $ 40,503 December 31, 2022 Balance Sheet 25

Operating Results Three Months Ended December 31,  $ in thousands, except per share data 2022 2021 Gross Written Premiums $34,549 $ 33,037 Ceded Written Premiums (12,297) (10,692) Net Written Premiums 22,252 22,345 Net Earned Premiums 23,222 26,188 Net Investment Income 1,112 419 Net Realized Investment Gains (Losses) - (1,005) Change in Fair Value of Equity Securities (43) 1,214 Gain from VSRM Transaction 8,810 - Loss Portfolio Transfer (Loss) (5,400) - Other Gains (Losses) (1) (24) Other Income 804 697 Total Revenue and Other Income 28,504 27,489 Losses and Loss Adjustment Expenses, Net 24,500 16,414 Policy Acquisition Costs 4,760 7,632 Operating Expenses 5,779 3,741 Interest Expense 755 698 Total Expenses 35,794 28,485 Income (Loss) before Equity Earnings in Affiliate and Income Taxes (7,290) (996) Equity Earnings in Affiliate, Net of Tax - 212 Income Tax (Benefit) Expense (9,401) 17 Net Income (Loss) 2,111 (801) Earnings (Loss) per Common Share, Basic and Diluted 0.17 (0.08) Weighted Average Common Shares Outstanding, Basic and Diluted 12,215,479 9,707,203 Summary Financial Information 26

Definitions of Non-GAAP Measures Conifer prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data. We believe that investors’ understanding of Conifer’s performance is enhanced by our disclosure of adjusted operating income. Our method for calculating this measure may differ from that used by other companies and therefore comparability may be limited. We define adjusted operating income (loss), a non-GAAP measure, as net income (loss) excluding net realized investment gains and losses, and other gains and losses, after-tax, and excluding the tax impact of changes in unrealized gains and losses. Beginning in 2018, the change in fair value of equity securities, net of tax, and the deferred gain on losses ceded to the ADC are also excluded from net income to arrive at adjusted operating income. We use adjusted operating income as an internal performance measure in the management of our operations because we believe it gives our management and other users of our financial information useful insight into our results of operations and our underlying business performance. Adjusted Operating Income 27